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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of the earliest event reported):
                      January 26, 2007 (NOVEMBER 15, 2006)

                                  RADNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         NEW YORK                   0-19019                      13-3326724
(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         This Amendment No. 1 to Form 8-K is filed as an amendment to the
Current Report on Form 8-K (File No. 0-19019) filed by RadNet, Inc., formerly Primedex Health Systems, Inc. ("RadNet"), under Items 2.01, 5.03, 8.01 and 9.01 on November 16, 2006 (the "Initial Form 8-K"). The information included in Items 2.01, 5.03 and 8.01 of the Initial Form 8-K is incorporated herein by reference.

         This Amendment No. 1 is being filed to include in the Initial Form 8-K the financial statements and pro forma information described under Item 9.01 within the 71 calendar days that RadNet stated it would file this information in the Initial Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The audited consolidated balance sheets of Radiologix, Inc. ("Radiologix") as of December 31, 2005 and 2004 and the related audited consolidated statement of operations, stockholders' equity and cash flows for the years ended December 31, 2005, 2004 and 2003 and the notes and independent registered public accounting firm's report related thereto (incorporated by reference to the joint proxy statement/prospectus, dated October 20, 2006, included in RadNet's Form S-4 (File No. 333-136800) filed with the SEC pursuant to Rule 424(b) on October 18, 2006).

                  The unaudited consolidated balance sheets of Radiologix as of June 30, 2006 and the related unaudited consolidated statement of operations and cash flows for the six months ended June 30, 2006 and 2005 and the notes related thereto (incorporated by reference to the joint proxy statement/prospectus dated October 20, 2006, included in RadNet's Form S-4 (File No. 333-136800) filed with the SEC pursuant to Rule 424(b) on October 18, 2006).

         (b) PRO FORMA FINANCIAL INFORMATION

                  The unaudited pro forma condensed combined balance sheet of RadNet as of July 31, 2006 and the unaudited pro forma condensed combined statement of operations for the twelve months ended October 31, 2005 and the nine months ended July 31, 2006 and the notes related thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

         (d) EXHIBITS

         EXHIBIT NUMBER     DESCRIPTION OF EXHIBITS
         --------------     -----------------------

         99.1               Unaudited pro forma financial information of RadNet.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2007                           RADNET, INC.



                                           /s/ Howard G. Berger, M.D.
                                           Howard G. Berger, M.D.
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER




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                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibit
-----------   ------------------------------------------------------------------
 99.1         Unaudited pro forma financial information of RadNet, Inc., formerly Primedex Health Systems, Inc.